Exhibit 33.2

MANAGEMENT’S ASSERTION OF COMPLIANCE

Management of the Trust & Agency Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust Company Americas (collectively the “Company”) is responsible for assessing the servicing criteria set forth in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission to determine which criteria are applicable to the Company in respect of the servicing platform described below. Management has determined that the servicing criteria are applicable in regard to the servicing platform as of and for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) and certain privately-issued (i.e., for which transaction-level reporting is required pursuant to contractual obligation) residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006, for which the Company provides trustee, certificate administrator, securities administration, paying agent or custodian services, as defined in the transaction agreements, excluding publicly-issued securities sponsored or issued by any government sponsored entity (the “Platform”) (see Appendix A).

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by Item 1122(d) servicing criteria in regards to the activities performed by the Company with respect to the Platform as to any transaction, except for the following criteria: 1122(d)(4)(iv) – 1122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the Platform (the “Applicable Servicing Criteria”). With respect to Applicable Servicing Criteria 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(2)(iii) and 1122(d)(4)(iii) there were no activities performed during the year ended December 31, 2020 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Period: Year ended December 31, 2020 (the “Period”).

Management’s interpretation of Applicable Servicing Criteria: The Company’s management has determined that servicing criterion 1122(d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain transaction agreements. It is management’s interpretation that the Company has no other active back-up servicing responsibilities in regards to servicing criterion 1122(d)(1)(iii) as of and for the Period. The Company’s management has determined that servicing criterion 1122(d)(1)(v) is applicable only to the activities the Company performs related to the mathematically accurate aggregation of information received from servicers and the accurate conveyance of such information within reports to investors. The Company’s management has determined that servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company’s obligation to report additions, removals or substitutions on reports to investors in accordance with the transaction agreements.

With respect to the Platform as of and for the Period, the Company’s management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

•	The Company’s management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

•

The Company’s management has assessed compliance with the Applicable Servicing Criteria. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

•	Based on such assessment, the Company has complied, in all material respects with the Applicable Servicing Criteria.

Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ David Co
Name: David Co
Its: Director

By:	/s/Matt Bowen
Name: Matt Bowen
Its: Managing Director

By:	/s/ Christopher Corcoran
Name: Christopher Corcoran
Its: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ David Co
Name: David Co
Its: Director

By:	/s/ Christopher Corcoran
Name: Christopher Corcoran
Its: Director

Dated: February 26, 2021

Appendix A

Asset-Backed Transactions and Securities Constituting the Platform—MBS Deals
Deal ID	Deal Name	Series
AA0601	Aames Mortgage Investment Trust	2006-1

AB07O1	Alliance Bancorp Trust	2007-OA1

AC0601	Accredited Mortgage Loan Trust	2006-1

AC0602	Accredited Mortgage Loan Trust	2006-2

AC0701	Accredited Mortgage Loan Trust	2007-1

AG0601	Aegis Asset Backed Securities Trust	2006-1

AH0601	American Home Mortgage Investment Trust	2006-1

AH0602	American Home Mortgage Investment Trust	2006-2

AH0603	American Home Mortgage Investment Trust	2006-3

AH06A1	American Home Mortgage Assets	2006-1

AH06A2	American Home Mortgage Assets Trust	2006-2

AH06A5	American Home Mortgage Assets	Series 2006-5

AH06A6	American Home Mortgage Assets	Series 2006-6

AH0701	American Home Mortgage Investment Trust	2007-1

AH0702	American Home Mortgage Investment Trust	2007-2

AH07A1	American Home Mortgage Assets Trust	2007-1

AH07A2	American Home Mortgage Assets	2007-2

AH07A3	American Home Mortgage Assets 2007-3	Series 2007-3

AH07A4	American Home Mortgage Assets	Series 2007-4

AH07A5	American Home Mortgage Assets	Series 2007-5

AQ0601	Ameriquest Mortgage Securities, Inc.	2006-R1

AQ0602	Ameriquest Mortgage Securities, Inc.	2006-R2

AQ06M3	Ameriquest Mortgage Securities, Inc.	2006-M3

AR0601	Argent Securities Inc.	2006-W1

AR0602	Argent Securities Inc.	2006-W2

AR0603	Argent Securities Inc.	2006-W3

AR0604	Argent Securities Inc.	2006-W4

AR0605	Argent Securities Inc.	2006-W5

AR06M1	Argent Securities Inc.	2006-M1

AR06M2	Argent Securities Inc.	2006-M2

BA15SK	SFAVE Commercial Mortgage Securities Trust	2015-5AVE

BC0601	Securitized Asset Backed Receivables LLC Trust	2006-WM3

BC06F4	Securitized Asset Backed Receivables LLC Trust	2006-FR4

BC06W4	Securitized Asset Backed Receivables LLC Trust	2006-WM4

BC0701	BCAP LLC Trust	2007-AA1

BC0702	BCAP LLC Trust	2007-AA2

BC0703	BCAP LLC Trust	2007-AA3

BC0704	BCAP LLC Trust	2007-AA4

BC0705	BCAP LLC Trust	2007-AB1

BC07B1	Securitized Asset Backed Receivables LLC Trust	2007-BR1

BC07B2	Securitized Asset Backed Receivables LLC Trust	2007-BR2

BC07B3	Securitized Asset Backed Receivables LLC Trust	2007-BR3

BC07B4	Securitized Asset Backed Receivables LLC Trust	2007-BR4

BC07B5	Securitized Asset Backed Receivables LLC Trust	2007-BR5

BC07C1	Securitized Asset Backed Receivables LLC Trust	2007-NC1

BC07C2	Securitized Asset Backed Receivables LLC Trust	2007-NC2

BC07E1	Equifirst Loan Securitization Trust	2007-1

BC07H1	Securitized Asset Backed Receivables LLC Trust	2007-HE1

CD07C5	CD	2007-CD5

CI1423	Citigroup Commercial Mortgage Trust	2014-GC23

CI1425	Citigroup Commercial Mortgage Trust	2014-GC25

CI14F1	CG-CCRE Commercial Mortgage Trust	2014-FL1

CI14F2	CG-CCRE Commercial Mortgage Trust	2014-FL2

CI1527	Citigroup Commercial Mortgage Trust	2015-GC27

CI1529	Citigroup Commercial Mortgage Trust	2015-GC29

CI1531	Citigroup Commercial Mortgage Trust	2015-GC31

CI1533	Citigroup Commercial Pass-Through Certificates	Series 2015-GC33

CI1535	Citigroup Commercial Pass-Through Certificates	Series 2015-GC35

CI15P1	Citigroup Commercial Mortgage Trust	2015-P1

CI15SM	CGBAM Commercial Mortgage Trust	2015-SMRT

CI1637	Citigroup Commercial Mortgage Trust	2016-GC37

CI16C1	Citigroup Commercial Mortgage Trust	2016-C1

CI16C2	Citigroup Commercial Mortgage Trust	2016-C2

CI16C3	Citigroup Commercial Mortgage Trust	2016-C3

CI16P4	Citigroup Commercial Mortgage Trust	2016-P4

CI16P5	Citigroup Commercial Mortgage Trust	2016-P5

CI16P6	Citigroup Commercial Mortgage Trust	2016-P6

CI17B1	Citigroup Commercial Mortgage Trust	2017-B1

CI17P7	Citigroup Commercial Mortgage Trust	2017-P7

DB06G1	Ace Securities Corp. Home Equity Loan Trust	2006-GP1

DB07C9	COMM	2007-C9

DB11L2	DBUBS	2011-LC2

DB12C3	COMM	2012-CCRE3

DB12L4	COMM	2012-LC4

DB12LT	COMM	2012-LTRT

DB12VT	VNDO	2012-6AVE

DB1311	COMM	2013-CCRE11

DB1313	COMM	2013-LC13

DB133P	COMM	2013-300P

DB13BW	BWAY	2013-1515

DB13C6	COMM	2013-CCRE6

DB13C8	COMM	2013-CCRE8

DB13C9	COMM	2013-CCRE9

DB13CC	COMM	2013-CCRE13

DB13SF	COMM	2013-SFS

DB1414	COMM	2014-CCRE14

DB1417	COMM	2014-CCRE17

DB14AR	DBCCRE	2014-ARCP

DB14U2	COMM	2014-UBS2 Mortgage Trust

DB14U4	COMM	2014-UBS4

DB1521	COMM	2015-LC21

DB1522	COMM	2015-CCRE22

DB1525	COMM	2015-CCRE25

DB15LC	DBWF	2015-LCM

DB1678	COMM	2016-787S

DB1685	DBWF	2016-85T

DB16D2	COMM	2016-DC2

DB16SF	DBJPM	2016-SFC

FF0603	FFMLT Trust	2006-FF3

FF0604	FFMLT Trust	2006-FF4

FF0606	FFMLT Trust	2006-FF6

FF0613	FFMLT Trust	2006-FF13

FF06F1	First Franklin Mortgage Loan Trust	2006-FF1

FF06F5	First Franklin Mortgage Loan Trust	2006-FF5

FF06F7	First Franklin Mortgage Loan Trust	2006-FF7

FF06FB	FFMLT Trust	2006-FF11

FF07S1	FFMLT Trust	2007-FFB-SS

GC0613	HarborView Mortgage Loan Trust	2006-13

GC0614	HarborView Mortgage Loan Trust	2006-14

GC06B1	HarborView Mortgage Loan Trust	2006-BU1

GC06D1	DSLA Mortgage Pass-Through Certificates	2006-AR1

GC06D2	DSLA Mortgage Pass-Through Certificates	2006-AR2

GC06E1	Soundview Home Loan Trust	2006-EQ1

GC06E2	Soundview Home Loan Trust	2006-EQ2

GC06F1	Fremont Home Loan Trust	2006-1

GC06F2	Fremont Mortgage Loan Trust	2006-2

GC06F3	Fremont Home Loan Trust	2006-3

GC06H2	HarborView Mortgage Loan Trust	2006-2

GC06H3	HarborView Mortgage Loan Trust	2006-3

GC06H5	HarborView Mortgage Loan Trust	2006-5

GC06H6	HarborView Mortgage Loan Trust	Series 2006-6

GC06H7	HarborView Mortgage Loan Trust	Series 2006-7

GC06H8	HarborView Mortgage Loan Trust	Series 2006-8

GC06H9	HarborView Mortgage Loan Trust	2006-9

GC06O1	Soundview Home Loan Trust	2006-OPT1

GC06O2	Soundview Home Loan Trust	2006-OPT2

GC06O3	Soundview Home Loan Trust	2006-OPT3

GC06O4	Soundview Home Loan Trust	2006-OPT4

GC06O5	Soundview Home Loan Trust	2006-OPT5

GC06S1	Soundview Home Loan Trust	2006-1

GC06S2	Soundview Home Loan Trust	2006-2

GC06S3	Soundview Home Loan Trust	2006-3

GC06SA	Soundview Home Loan Trust	2006-A

GC06W1	Soundview Home Loan Trust	2006-WF1

GC06W2	Soundview Home Loan Trust	2006-WF2

GC06X1	HarborView Mortgage Loan Trust	2006-SB1

GC06Z8	First Franklin Mortgage Loan Trust	2006-FF8

GC06ZA	First Franklin Mortgage Loan Trust	2006-FF16

GC070A	RBSGC Mortgage Loan Trust	2007-A

GC070B	RBSGC Mortgage Loan Trust	2007-B

GC071W	Soundview Home Loan Trust	2007-WMC1

GC07D1	DSLA Mortgage Pass-Through Certificates	2007-AR1

GC07H2	HarborView Mortgage Loan Trust	2007-2

GC07H4	HarborView Mortgage Loan Trust	Series 2007-4

GC07H5	HarborView Mortgage Loan Trust	Series 2007-5

GC07H6	HarborView Mortgage Loan Trust 2007-6	MBS 0

GC07H7	HarborView Mortgage Loan Trust 2007-7	MBS 0

GC07S1	Soundview Home Loan Trust	2007-1

GC07V1	Soundview Home Loan Trust	2007-NS1

GS0602	GSAA Trust	2006-2

GS0604	GSAA Trust	2006-4

GS0607	GSAA Trust	2006-7

GS0608	GSAA Trust	2006-8

GS0610	GSAA Trust	2006-10

GS0611	GSAA Trust	2006-11

GS0613	GSAA	2006-13

GS0615	GSAA	2006-15

GS0616	GSAA	2006-16

GS0617	GSAA Trust	2006-17

GS0618	GSAA Trust	2006-18

GS061S	GSAA Trust	2006-S1-1 (Group 1)

GS062S	GSAMP Trust	2006-S2

GS063S	GSAMP Trust	2006-S3

GS064S	GSAMP Trust	2006-S4

GS065S	GSAMP Trust	2006-S5

GS066S	GSAMP Trust	2006-S6

GS06C2	GSAMP Trust	2006-NC2

GS06F1	GSAMP Trust	2006-FM1

GS06F2	GSAMP Trust	2006-FM2

GS06F3	GSAMP Trust	2006-FM3

GS06G1	Greenpoint Mortgage Funding Trust	2006-OH1

GS06H1	GSAMP Trust	2006-HE1

GS06L1	GSAMP Trust	2006-S1

GS06O1	GSR Trust	2006-OA1

GS0702	GSAA Trust	2007-2

GS0704	GSAA Trust	2007-4

GS0705	GSAA Trust	2007-5

GS0706	GSAA Trust	2007-6

GS071H	GSAMP Trust	2007-HSBC1

GS071S	GSAA Trust	2007-S1

GS07A1	GSR	2007-AR1

GS07A2	GSR Trust	2007-AR2

GS07F1	GSAMP Trust	2007-FM1

GS07F2	GSAMP Trust	2007-FM2

GS07H1	GSR Trust	2007-HEL1

GS07O1	GSR Trust	2007-OA1

GS07O2	GSR	2007-OA2

GS07T1	STARM Mortgage Loan Trust	2007-1

GS07T4	STARM	2007-4

GS11C5	GS Mortgage Securities Trust	2011-GC5

GS12C7	GS Mortgage Securities Corporation II	2012-GCJ7

GS1312	GS Mortgage Securities Corporation II	2013-GCJ12

GS1314	GS Mortgage Securities Corporation II	2013-GCJ14

GS1418	GS MORTGAGE SECURITIES CORPORATION II	2014-GC18

GS1422	GS MORTGAGE SECURITIES CORPORATION II	2014-GC22

HB0601	HSI Asset Securitization Corporation Trust	2006-OPT1

HB0602	HSI Asset Securitization Corporation Trust	2006-OPT2

HB0603	HSI Asset Securitization Corporation Trust	2006-OPT3

HB0604	HSI Asset Securitization Corporation Trust	2006-OPT4

HB06C1	HSI Asset Securitization Corporation Trust	2006-NC1

HB06H1	HASCO	2006-HE1

HB06H2	HASCO	2006-HE2

HB06L2	HALO	2006-2

HB06W1	HSI Asset Securitization Corporation Trust	2006-WMC1

HB0701	HSI Asset Securitization Corporation Trust	2007-OPT1

HB07A1	HSI Asset Loan Obligation	2007-1

HB07A2	HSI Asset Loan Obligation	Series 2007-2

HB07C1	HSI Asset Securitization Corporation	2007-NC1

HB07F1	HSI ASSET Securitization Corporation	2007-WF1

HB07H1	HSI Asset Securitization Corporation Trust	2007-HE1

HB07H2	HSI Asset Securitization Corporation Trust	2007-HE2

HB07L1	HSI Asset Loan Obligation	2007-AR1

HB07L2	HSI Asset Loan Obligation	2007-AR2

HB07W1	HSI Asset Loan Obligation	2007-WF1

IM06S1	Impac Secured Assets Corp.	2006-1

IM06S2	Impac Secured Assets Corp.	2006-2

IM06S3	Impac Secured Assets Corp.	2006-3

IM06S4	Impac Secured Assets Corp.	2006-4

IM06S5	Impac Secured Assets Corp.	2006-5

IM07S1	Impac Secured Assets Corp.	2007-1

IM07S2	Impac Secured Assets Corp.	2007-2

IM07S3	Impac Secured Assets Corp.	2007-3

IN0601	IndyMac Residential Asset Securitization Trust	2006-A1

IN0602	IndyMac Residential Asset Securitization Trust	2006-A2

IN0603	IndyMac Residential Asset Securitization Trust	2006-A3CB

IN0605	IndyMac Residential Asset Securitization Trust	2006-A5CB

IN0606	IndyMac Residential Asset Securitization Trust	2006-A6

IN0607	IndyMac Residential Asset Securitization Trust	2006-A7CB

IN0608	IndyMac Residential Asset Securitization Trust	2006-A8

IN0609	IndyMac Residential Asset Securitization Trust	2006-A9CB

IN060A	IndyMac INDS Home Equity Mortgage Loan Trust	2006-A

IN0610	IndyMac Residential Asset Securitization Trust	2006-A10

IN0611	IndyMac Residential Asset Securitization Trust	2006-A11

IN0612	IndyMac Residential Asset Securitization Trust	2006-A12

IN0613	IndyMac Residential Asset Securitization Trust	2006-A13

IN0614	IndyMac Residential Asset Securitization Trust	2006-A14CB

IN0615	IndyMac Residential Asset Securitization Trust	2006-A15

IN0616	IndyMac Residential Asset Securitization Trust	2006-A16

IN06A2	IndyMac INDX Mortgage Loan Trust	2006-AR2

IN06A3	IndyMac INDX Mortgage Loan Trust	2006-AR3

IN06A4	IndyMac INDX Mortgage Loan Trust	2006-AR4

IN06A5	IndyMac INDX Mortgage Loan Trust	2006-AR5

IN06A6	IndyMac INDX Mortgage Loan Trust	2006-AR6

IN06A7	IndyMac INDX Mortgage Loan Trust	2006-AR7

IN06A8	IndyMac INDX Mortgage Loan Trust	2006-AR8

IN06A9	IndyMac INDX Mortgage Loan Trust	2006-AR9

IN06AB	IndyMac INDX Mortgage Loan Trust	2006-AR11

IN06AC	IndyMac INDX Mortgage Loan Trust	2006-AR12

IN06AD	IndyMac INDX Mortgage Loan Trust	2006-AR13

IN06AE	IndyMac INDX Mortgage Loan Trust	2006-AR14

IN06AF	IndyMac INDX Mortgage Loan Trust	2006-AR15

IN06AJ	IndyMac INDX Mortgage Loan Trust	2006-AR19

IN06AL	IndyMac INDX Mortgage Loan Trust	2006-AR21

IN06AN	IndyMac INDX Mortgage Loan Trust	2006-AR23

IN06AP	IndyMac INDX Mortgage Loan Trust	2006-AR25

IN06AR	IndyMac INDX Mortgage Loan Trust	2006-AR27

IN06AT	IndyMac INDX Mortgage Loan Trust	2006-AR29

IN06AV	IndyMac INDX Mortgage Loan Trust	2006-AR31

IN06AX	IndyMac INDX Mortgage Loan Trust	2006-AR33

IN06AZ	IndyMac INDX Mortgage Loan Trust	2006-AR35

IN06B1	IndyMac INDB Mortgage Loan Trust	2006-1

IN06D1	IndyMac INDA Mortgage Loan Trust	2006-AR1

IN06D2	IndyMac INDA Mortgage Loan Trust	2006-AR2

IN06D3	IndyMac INDA Mortgage Loan Trust	2006-AR3

IN06F1	IndyMac INDX Mortgage Loan Trust	2006-FLX1

IN06G1	IndyMac INDS Home Equity Mortgage Loan Trust	2006-1

IN06G2	IndyMac INDS Home Equity Mortgage Loan Trust	2006-2B

IN06G3	IndyMac INDS Home Equity Mortgage Loan Trust	2006-3

IN06H1	IndyMac Home Equity Loan Trust	2006-H1

IN06H2	IndyMac Home Equity Loan Trust	2006-H2

IN06H3	IndyMac Home Equity Loan Trust	2006-H3

IN06H4	IndyMac Home Equity Loan Trust	2006-H4

IN06L1	IndyMac Residential Mortgage-Backed Trust	2006-L1

IN06L2	IndyMac Residential Mortgage-Backed Trust	2006-L2

IN06L3	IndyMac Residential Mortgage-Backed Trust	2006-L3

IN06L4	IndyMac Residential Mortgage-Backed Trust	2006-L4

IN06P4	IndyMac Residential Asset Securitization Trust	2006-A4

IN06R1	IndyMac Residential Asset Securitization Trust	2006-R1

IN06R2	IndyMac INDX Mortgage Loan Trust	2006-R1

IN06S1	IndyMac INABS	2006-A

IN06S2	IndyMac INABS	2006-B

IN06S3	IndyMac INABS	2006-C

IN06S4	IndyMac INABS	2006-D

IN06S5	IndyMac INABS	2006-E

IN06Z1	IndyMac INDX Mortgage Loan Trust	2006-AR37

IN06Z2	IndyMac INDX Mortgage Loan Trust	2006-AR39

IN06Z3	IndyMac INDX Mortgage Loan Trust	2006-AR41

IN0701	IndyMac Residential Asset Securitization Trust	2007-A1

IN0702	IndyMac Residential Asset Securitization Trust	2007-A2

IN0703	IndyMac Residential Asset Securitization Trust	2007-A3

IN0705	IndyMac Residential Asset Securitization Trust	2007-A5

IN0706	IndyMac Residential Asset Securitization Trust	2007-A6

IN0707	IndyMac Residential Asset Securitization Trust	2007-A7

IN0708	IndyMac Residential Asset Securitization Trust	2007-A8

IN0709	IndyMac Residential Asset Securitization Trust	2007-A9

IN07A1	IndyMac INDX Mortgage Loan Trust	2007-AR1

IN07A5	IndyMac INDX Mortgage Loan Trust	2007-AR5

IN07A7	IndyMac INDX Mortgage Loan Trust	2007-AR7

IN07A9	IndyMac INDX Mortgage Loan Trust	2007-AR9

IN07AB	IndyMac INDX Mortgage Loan Trust	2007-AR11

IN07AD	IndyMac INDX Mortgage Loan Trust	2007-AR13

IN07AF	IndyMac INDX Mortgage Loan Trust	2007-AR15

IN07AH	IndyMac INDX Mortgage Loan Trust	2007-AR17

IN07AJ	IndyMac INDX Mortgage Loan Trust	2007-AR19

IN07AL	IndyMac INDX Mortgage Loan Trust	2007-AR21IP

IN07C1	IndyMac IMSC Mortgage Loan Trust	2007-AR1

IN07D1	IndyMac INDA Mortgage Loan Trust	2007-AR1

IN07D2	IndyMac INDA Mortgage Loan Trust	2007-AR2

IN07D3	IndyMac INDA Mortgage Loan Trust	2007-AR3

IN07D4	IndyMac INDA Mortgage Loan Trust	2007-AR4

IN07D5	IndyMac INDA Mortgage Loan Trust	2007-AR5

IN07D6	IndyMac INDA Mortgage Loan Trust	2007-AR6

IN07D7	IndyMac INDA Mortgage Loan Trust	2007-AR7

IN07D8	IndyMac INDA Mortgage Loan Trust	2007-AR8

IN07D9	IndyMac INDA Mortgage Loan Trust	2007-AR9

IN07F1	IndyMac INDX Mortgage Loan Trust	2007-FLX1

IN07F2	IndyMac INDX Mortgage Loan Trust	2007-FLX2

IN07F3	IndyMac INDX Mortgage Loan Trust	2007-FLX3

IN07F4	IndyMac INDX Mortgage Loan Trust	2007-FLX4

IN07F5	IndyMac INDX Mortgage Loan Trust	2007-FLX5

IN07F6	IndyMac INDX Mortgage Loan Trust	2007-FLX6

IN07J1	IndyMac IMJA Mortgage Loan Trust	2007-A1

IN07J2	IndyMac IMJA Mortgage Loan Trust	2007-A2

IN07J3	IndyMac IMJA Mortgage Loan Trust	2007-A3

IN07J4	IndyMac IMJA Mortgage Loan Trust	2007-A4

IN07L1	IndyMac Residential Mortgage-Backed Trust	2007-L1

IN07M1	IndyMac IMSC Mortgage Loan Trust	2007-F1

IN07M2	IndyMac IMSC Mortgage Loan Trust	2007-F2

IN07M3	IndyMac IMSC Mortgage Loan Trust	2007-AR2

IN07M4	IndyMac IMSC Mortgage Loan Trust	2007-F3

IN07MH	IndyMac IMSC Mortgage Loan Trust	2007-HOA-1

IN07R1	IndyMac Residential Asset Securitization Trust	2007-R1

IN07S1	IndyMac INABS	2007-A

IN07S2	IndyMac INABS	2007-B

IX0601	IXIS Real Estate Capital Trust	Series 2006-HE1

IX0602	IXIS Real Estate Capital Trust	2006-HE2

IX0603	IXIS Real Estate Capital Trust	Series 2006-HE3

IX0701	IXIS Real Estate Capital Trust	Series 2007-HE1

IX0702	IXIS Real Estate Capital Trust	2007-HE2

JP07C1	J.P. Morgan Mortgage Acquisition Trust	2007-CH1

JP07C2	J.P. Morgan Mortgage Acquisition Trust	2007-CH2

JP07C3	J.P. Morgan Mortgage Acquisition Trust	2007-CH3

JP07C4	J.P. Morgan Mortgage Acquisition Trust	2007-CH4

JP07C5	J.P. Morgan Mortgage Acquisition Trust	2007-CH5

JP07H1	J.P. Morgan Mortgage Acquisition Trust	2007-HE1

JP1317	JPMBB Commercial Mortgage Securities Trust	2013-C17

JP1420	JP Morgan Chase Commercial Mortgage Securities Trust	2014-C20

LB0601	Long Beach Mortgage Loan Trust	2006-1

LB0602	Long Beach Mortgage Loan Trust	2006-2

LB0603	Long Beach Mortgage Loan Trust	2006-3

LB0604	Long Beach Mortgage Loan Trust	2006-4

LB0605	Long Beach Mortgage Loan Trust	2006-5

LB0606	Long Beach Mortgage Loan Trust	2006-6

LB0607	Long Beach Mortgage Loan Trust	2006-7

LB0608	Long Beach Mortgage Loan Trust	2006-8

LB0609	Long Beach Mortgage Loan Trust	2006-9

LB060A	Long Beach Mortgage Loan Trust	2006-A

LB0610	Long Beach Mortgage Loan Trust	2006-10

LB0611	Long Beach Mortgage Loan Trust	2006-11

LB06W1	Long Beach Mortgage Loan Trust	2006-WL1

LB06W2	Long Beach Mortgage Loan Trust	2006-WL2

LB06W3	Long Beach Mortgage Loan Trust	2006-WL3

ML07M1	Merrill Lynch Mortgage Investors Trust	2007-MLN1

MS06C1	Morgan Stanley ABS Capital I Inc.	2006-NC1

MS06C2	Morgan Stanley ABS Capital I Inc.	2006-NC2

MS06C3	Morgan Stanley ABS Capital I Inc.	2006-NC3

MS06C4	Morgan Stanley ABS Capital I Inc.	2006-NC4

MS06C5	Morgan Stanley ABS Capital I Inc.	2006-NC5

MS06H2	Morgan Stanley Capital I Inc.	2006-HE2

MS06H3	Morgan Stanley ABS Capital I Inc.	2006-HE3

MS06H4	Morgan Stanley ABS Capital I Inc.	2006-HE4

MS06H5	Morgan Stanley ABS Capital I Inc.	2006-HE5

MS06H6	Morgan Stanley ABS Capital I Inc.	2006-HE6

MS06H7	Morgan Stanley ABS Capital I Inc.	2006-HE7

MS06H8	Morgan Stanley ABS Capital I Inc.	2006-HE8

MS06I1	Morgan Stanley IXIS Real Estate Capital	2006-1

MS06I2	Morgan Stanley IXIS Real Estate Capital	2006-2

MS06R2	IndyMac Residential Asset Securitization Trust	2006-R2

MS06W2	Morgan Stanley ABS Capital I Inc.	2006-WMC2

MS06X2	Morgan Stanley Home Equity Loan Trust	2006-2

MS06X3	Morgan Stanley Home Equity Loan Trust	2006-3

MS07B1	Morgan Stanley Structured Trust	2007-1

MS07C1	Morgan Stanley ABS Capital I Inc.	2007-NC1

MS07C2	Morgan Stanley ABS Capital I Inc.	2007-NC2

MS07C3	Morgan Stanley ABS Capital I Inc.	2007-NC3

MS07C4	Morgan Stanley ABS Capital I Inc.	2007-NC4

MS07H1	Morgan Stanley ABS Capital I Inc.	2007-HE1

MS07H2	Morgan Stanley ABS Capital I Inc.	2007-HE2

MS07H3	Morgan Stanley ABS Capital I Inc.	2007-HE3

MS07H5	Morgan Stanley ABS Capital I Inc.	2007-HE5

MS07H6	Morgan Stanley ABS Capital I Inc.	2007-HE6

MS07H7	Morgan Stanley ABS Capital I Inc.	2007-HE7

MS07X1	Morgan Stanley Home Equity Loan Trust	2007-1

MS07X2	Morgan Stanley Home Equity Loan Trust	2007-2

MS1311	Morgan Stanley Bank of America Merrill Lynch Trust	2013-C11

MS1415	MSBAM 2014-C15	2014-C15

NC0601	New Century Home Equity Loan Trust	2006-1

NC0602	New Century Home Equity Loan Trust	2006-2

NC06A1	New Century Alternative Mortgage Loan Trust	2006-ALT1

NC06S1	New Century Home Equity Loan Trust	2006-S1

NS0604	Novastar Mortgage Funding Trust	2006-4

NS0605	Novastar Mortgage Funding Trust	2006-5

NS0606	Novastar Mortgage Funding Trust	2006-6

NS0701	Novastar Mortgage Funding Trust	2007-1

NS0702	Novastar Mortgage Funding Trust	2007-2

PO0701	Popular ABS Mortgage Pass-Through Trust	2007-A

RB13GS	RBS Commerical Funding Inc.	2013-GSP Trust

RF06A1	Residential Accredit Loans, Inc.	2006-QA1

RF06A3	Residential Accredit Loans, Inc.	2006-QA3

RF06A4	Residential Accredit Loans, Inc.	2006-QA4

RF06A5	Residential Accredit Loans, Inc.	2006-QA5

RF06A6	Residential Accredit Loans, Inc.	2006-QA6

RF06A7	Residential Accredit Loans, Inc.	2006-QA7

RF06A8	Residential Accredit Loans, Inc.	2006-QA8

RF06A9	Residential Accredit Loans, Inc.	2006-QA9

RF06AA	Residential Accredit Loans, Inc.	2006-QA10

RF06AB	Residential Accredit Loans, Inc.	2006-QA11

RF06H1	Residential Accredit Loans, Inc.	2006-QH1

RF06O1	Residential Accredit Loans, Inc.	2006-QO1

RF06O3	Residential Accredit Loans, Inc.	2006-QO3

RF06O4	Residential Accredit Loans, Inc.	2006-QO4

RF06O5	Residential Accredit Loans, Inc.	2006-QO5

RF06O6	Residential Accredit Loans, Inc.	2006-QO6

RF06O7	Residential Accredit Loans, Inc.	2006-QO7

RF06O8	Residential Accredit Loans, Inc.	2006-QO8

RF06O9	Residential Accredit Loans, Inc.	2006-QO9

RF06OA	Residential Accredit Loans, Inc.	2006-QO10

RF06Q1	Residential Accredit Loans, Inc.	2006-QS1

RF06Q3	Residential Accredit Loans, Inc.	2006-QS3

RF06Q4	Residential Accredit Loans, Inc.	2006-QS4

RF06Q5	Residential Accredit Loans, Inc.	2006-QS5

RF06Q6	Residential Accredit Loans, Inc.	2006-QS6

RF06Q7	Residential Accredit Loans, Inc.	2006-QS7

RF06Q8	Residential Accredit Loans, Inc.	2006-QS8

RF06Q9	Residential Accredit Loans, Inc.	2006-QS9

RF06QA	Residential Accredit Loans, Inc.	2006-QS10

RF06QB	Residential Accredit Loans, Inc.	2006-QS11

RF06QC	Residential Accredit Loans, Inc.	2006-QS12

RF06QD	Residential Accredit Loans, Inc.	2006-QS13

RF06QE	Residential Accredit Loans, Inc.	2006-QS14

RF06QF	Residential Accredit Loans, Inc.	2006-QS15

RF06QG	Residential Accredit Loans, Inc.	2006-QS16

RF06QH	Residential Accredit Loans, Inc.	2006-QS17

RF06QI	Residential Accredit Loans, Inc.	2006-QS18

RF07A1	Residential Accredit Loans, Inc.	2007-QA1

RF07A2	Residential Accredit Loans, Inc.	2007-QA2

RF07A3	Residential Accredit Loans, Inc.	2007-QA3

RF07A4	Residential Accredit Loans, Inc.	2007-QA4

RF07A5	Residential Accredit Loans, Inc.	2007-QA5

RF07H1	Residential Accredit Loans, Inc.	2007-QH1

RF07H2	Residential Accredit Loans, Inc.	2007-QH2

RF07H3	Residential Accredit Loans, Inc.	2007-QH3

RF07H4	Residential Accredit Loans, Inc.	2007-QH4

RF07H5	Residential Accredit Loans, Inc.	2007-QH5

RF07H6	Residential Accredit Loans, Inc.	2007-QH6

RF07H7	Residential Accredit Loans, Inc.	2007-QH7

RF07H8	Residential Accredit Loans, Inc.	2007-QH8

RF07H9	Residential Accredit Loans, Inc.	2007-QH9

RF07O1	Residential Accredit Loans, Inc.	2007-QO1

RF07O2	Residential Accredit Loans, Inc.	2007-QO2

RF07O3	Residential Accredit Loans, Inc.	2007-QO3

RF07O4	Residential Accredit Loans, Inc.	2007-QO4

RF07O5	Residential Accredit Loans, Inc.	2007-QO5

RF07Q1	Residential Accredit Loans, Inc.	2007-QS1

RF07Q2	Residential Accredit Loans, Inc.	2007-QS2

RF07Q3	Residential Accredit Loans, Inc.	2007-QS3

RF07Q4	Residential Accredit Loans, Inc.	2007-QS4

RF07Q5	Residential Accredit Loans, Inc.	2007-QS5

RF07Q6	Residential Accredit Loans, Inc.	2007-QS6

RF07Q7	Residential Accredit Loans, Inc.	2007-QS7

RF07Q8	Residential Accredit Loans, Inc.	2007-QS8

RF07Q9	Residential Accredit Loans, Inc.	2007-QS9

RF07QA	Residential Accredit Loans, Inc.	2007-QS10

RF07QB	Residential Accredit Loans, Inc.	2007-QS11

RF07S4	Residential Funding Mortgage Securities I, Inc.	2007-S4

RF07S5	Residential Funding Mortgage Securities I, Inc.	2007-S5

RF08R1	Residential Accredit Loans, Inc.	2008-QR1

SX0601	Saxon Asset Securities Trust	2006-1

SX0602	Saxon Asset Securities Trust	2006-2

SX0603	Saxon Asset Securities Trust	2006-3

SX0701	Saxon Asset Securities Trust	2007-1

SX0702	Saxon Asset Securities Trust	2007-2

SX0703	Saxon Asset Securities Trust	2007-3

UB11C1	UBS-Citigroup Commercial Mortgage Trust	2011-C1

UB12C1	UBS Commercial Mortgage Trust	2012-C1

UB12C3	UBS-Barclays Commercial Mortgage Trust	2012-C3

UB13C5	UBS-Barclays Commercial Mortgage Trust	2013-C5

WA06A1	WaMu Asset Acceptance Corp.	2006-AR1

WA06A3	WaMu Asset Acceptance Corp.	2006-AR3

WA06A4	Washington Mutual Mortgage Securities Corp.	2006-AR4

WA06A5	WaMu Asset Acceptance Corp.	2006-AR5

WA07H1	WaMu	2007-HE1

WF11C5	WF RBS Commercial Mortgage Trust	2011-C5

WF12C6	WF RBS Commercial Mortgage Trust	2012-C6

WF12C7	WF RBS Commercial Mortgage Trust	2012-C7

WF12C8	WF RBS Commercial Mortgage Trust	2012-C8

WF1318	WFRBS Commercial Mortgage Trust	2013-C18

WF13U1	WFRBS Commercial Mortgage Trust	2013-UBS1

WF1414	RBS Commercial Funding Inc.	2014-LC14

WF1419	RBS Commercial Funding Inc.	2014-C19

Asset-Backed Transactions and Securities Constituting the Platform—ABS Deals
Deal ID	Deal Name and Series

GM16CT01	CAPITAL AUTO RECEIVABLES ASSET TRUST 2016-1

BW181T	Bank of the West Auto Trust 2018-1

GM16CT02	CAPITAL AUTO RECEIVABLES ASSET TRUST 2016-2

GM1703	Ally Auto Receivables Trust 2017-3

GM1802	ALLY AUTO RECEIVABLES TRUST 2018-2

GM1803	ALLY AUTO RECEIVABLES TRUST 2018-3

MAEB15B	SMB Private Education Loan Trust 2015-B

MAEB16B	SMB Private Education Loan Trust 2016-B

MAEB17A	SMB Private Education Loan Trust 2017-A

MAEB18A	SMB PRIVATE EDUCATION LOAN TRUST 2018-A

MAEB18B	SMB Private Education Loan Trust 2018-B

MAEB18C	SMB Private Education Loan Trust 2018-C

MAEN142	Navient Student Loan Trust 2014-2

MAEN143	Navient Student Loan Trust 2014-3

MAEN145	Navient Student Loan Trust 2014-5

MAEN146	Navient Student Loan Trust 2014-6

MAEN147	Navient Student Loan Trust 2014-7

MAEN148	Navient Student Loan Trust 2014-8

MAEN16A	Navient Private Education Loan Trust 2016-A

MAEN18B	NAVIENT PRIVATE EDUCATION LOAN TRUST 2018-B

SYNMN181	Synchrony Credit Card Master Note Trust Series 2018-1

SYNMN182	Synchrony Credit Card Master Note Trust Series 2018-2

SYNMNT162	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2016-2

SYNSFT15A	Synchrony Sales Finance Master Trust 2015-A

SYNSFT16B	Synchrony Sales Finance Master Trust 2016-B

TAOT16A	Toyota Auto Receivables 2016-A Owner Trust

TAOT16C	Toyota Auto Receivables 2016-C Owner Trust

VALET182	Volkswagen Auto Loan Enhanced Trust 2018-2

CNH16B	CNH Equipment Trust 2016-B

SYNMNT154	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2015-4

BW171T	Bank of the West Auto Trust 2017-1

BW191T	Bank of the West Auto Trust 2019-1

CCC7A3	Citibank Credit Card Issuance Trust 2007-A3

CCC7A4	Citibank Credit Card Issuance Trust 2007-A4

CCIT13A9	Citibank Credit Card Issuance Trust 2013-A9

CCIT16A2	Citibank Credit Card Issuance Trust 2016-A2

CCIT16A3	Citibank Credit Card Issuance Trust 2016-A3

CCIT17A3	Citibank Credit Card Issuance Trust 2017-A3

CCIT17A4	Citibank Credit Card Issuance Trust 2017-A4

CCIT17A5	Citibank Credit Card Issuance Trust 2017-A5

CCIT17A6	Citibank Credit Card Issuance Trust 2017-A6

CCIT17A7	Citibank Credit Card Issuance Trust 2017 A7

CCIT17A8	Citibank Credit Card Issuance Trust 2017 A8

CCIT18A1	Citibank Credit Card Issuance Trust 2018 A1

CCIT18A2	Citibank Credit Card Issuance Trust 2018 A2

CCIT18A3	Citibank Credit Card Trust Issuance Trust 2018 A3

CCIT18A4	Citibank Credit Card Trust Issuance Trust 2018 A4

CCIT18A5	Citibank Credit Card Trust Issuance Trust 2018 A5

CCIT18A6	Citibank Credit Card Issuance Trust 2018 A6

CCIT18A7	Citibank Credit Card Trust Issuance Trust 2018 A7

CCIT18B1	Citibank Credit Card Trust Issuance Trust 2018 B1

CCIT18B2	Citibank Credit Card Trust Issuance Trust 2018 B2

CCIT18C1	Citibank Credit Card Trust Issuance Trust 2018 C1

CCIT18C2	Citibank Credit Card Trust Insuance Trust 2018 C2

CCIT19B1	Citibank Credit Card Trust Issuance Trust 2019 B1

CCIT19C1	Citibank Credit Card Trust Issuance Trust 2019 C1

CCIT20B1	Citibank Credit Card Issuance Trust 2020-B1

CCIT20B2	Citibank Credit Card Issuance Trust 2020-B2

CCIT20C1	Citibank Credit Card Issuance Trust 2020-C1

CCIT20C2	Citibank Credit Card Issuance Trust 2020-C2

CCIT4A1	Citibank Credit Card Issuance Trust 2014-A1

CCIT4A5	Citibank Credit Card Issuance Trust 2014-A5

CFS07A	Chase Education Loan Trust 2007-A

CLC061	College Loan Corporation Trust I Series 2006-1

CLC071	College Loan Corp Trust II Series 2007-1

CLC072	COLLEGE LOAN TRUST I 2007-2

CNH17B	CNH Equipment Trust 2017-B

CPE081	CenterPoint Transition Bonds Co III, LLC Series 2008-1

CPERB9	CenterPoint Energy Restoration Bond Company, LLC

CTBCIV	CenterPoint Energy Transition Bond Company IV, LLC

DRIVE15D	Drive Auto Receivables Trust 2015-D

GEF152	WELLS FARGO Dealer Floorplan Master Note Trust Series 2015-2

GEF201	Wells Fargo Dealer Floorplan Master Note Trust Series 2020-VFN-1

GEMN143	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2014-VFN3

GEMN144	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2014-VFN4

GEMN145	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2014-VFN5

GES12A	Synchrony Sales Finance Master Trust 2012-A

GES12B	Synchrony Sales Finance Master Trust 2012-B

GES12C	Synchrony Sales Finance Master Trust 2012-C

GES12D	Synchrony Sales Finance Master Trust 2012-D

GESFM14C	Synchrony Sales Finance Master Trust 2014-C

GM15CT04	Capital Auto Receivables Asset Trust 2015-4

GM1603	Ally Auto Receivables Trust 2016-3

GM16CT03	CAPITAL AUTO RECEIVABLES ASSET TRUST 2016-3

GM1701	Ally Auto Receivables Trust 2017-1

GM1702	Ally Auto Receivables Trust 2017-2

GM1704	Ally Auto Receivables Trust 2017-4

GM1705	Ally Auto Receivables Trust 2017-5

GM17CT01	CAPITAL AUTO RECEIVABLES ASSET TRUST 2017-1

GM1801	ALLY AUTO RECEIVABLES TRUST 2018-1

GM18CT01	CAPITAL AUTO RECEIVABLES ASSET TRUST 2018-1

GM18CT02	CAPITAL AUTO RECEIVABLES ASSET TRUST 2018-2

GM1901	ALLY AUTO RECEIVABLES TRUST 2019-1

GM1902	ALLY AUTO RECEIVABLES TRUST 2019-2

GM1903	ALLY AUTO RECEIVABLES TRUST 2019-3

GM1904	ALLY AUTO RECEIVABLES TRUST 2019-4

GMI110	Juniper Receivables 2019-1 DAC

GMI110191	Juniper Receivables 2019-1 DAC

GMI110192	Juniper Receivables 2019-2 DAC

GMI110201	Juniper Receivables 2020-1 DAC

KSL06A	Keycorp Student Loan Trust 2006-A

MAE041	SLM Student Loan Trust 2004-1

MAE061	SLM Student Loan Trust 2006-1

MAE062	SLM Student Loan Trust 2006-2

MAE063	SLM Student Loan Trust 2006-3

MAE064	SLM Student Loan Trust 2006-4

MAE065	SLM Student Loan Trust 2006-5

MAE066	SLM Student Loan Trust 2006-6

MAE067	SLM Student Loan Trust 2006-7

MAE068	SLM Student Loan Trust 2006-8

MAE069	SLM Student Loan Trust 2006-9

MAE071	SLM Student Loan Trust 2007-1

MAE072	SLM Student Loan Trust 2007-2

MAE073	SLM Student Loan Trust 2007-3

MAE074	SLM Student Loan Trust 2007-4

MAE075	SLM Student Loan Trust 2007-5

MAE076	SLM Student Loan Trust 2007-6

MAE077	SLM Student Loan Trust 2007-7

MAE078	SLM Student Loan Trust 2007-8

MAE081	SLM Student Loan Trust 2008-1

MAE082	SLM Student Loan Trust 2008-2

MAE083	SLM Student Loan Trust 2008-3

MAE084	SLM Student Loan Trust 2008-4

MAE085	SLM Student Loan Trust 2008-5

MAE086	SLM Student Loan Trust 2008-6

MAE087	SLM Student Loan Trust 2008-7

MAE088	SLM Student Loan Trust 2008-8

MAE089	SLM Student Loan Trust 2008-9

MAE101	SLM Student Loan Trust 2010-1

MAE102	SLM Student Loan Trust 2010-2

MAE111	SLM Student Loan Trust 2011-1

MAE112	SLM Student Loan Trust 2011-2

MAE113	SLM Student Loan Trust 2011-3

MAE121	SLM Student Loan Trust 2012-1

MAE122	SLM Student Loan Trust 2012-2

MAE123	SLM Student Loan Trust 2012-3

MAE124	SLM Student Loan Trust 2012-4

MAE125	SLM Student Loan Trust 2012-5

MAE126	SLM Student Loan Trust 2012-6

MAE127	SLM Student Loan Trust 2012-7

MAE128	SLM Student Loan Trust 2012-8

MAE131	SLM Student Loan Trust 2013-1

MAE132	SLM Student Loan Trust 2013-2

MAE133	SLM Student Loan Trust 2013-3

MAE134	SLM Student Loan Trust 2013-4

MAE135	SLM Student Loan Trust 2013-5

MAE136	SLM Student Loan Trust 2013-6

MAE142	SLM Student Loan Trust 2014-2

MAE610	SLM Student Loan Trust 2006-10

MAE901	SLM Student Loan Trust 2009-1

MAE902	SLM Student Loan Trust 2009-2

MAEB14A	SMB Private Education Loan Trust 2014-A

MAEB15A	SMB Private Education Loan Trust 2015-A

MAEB15C	SMB Private Education Loan Trust 2015-C

MAEB16A	SMB Private Education Loan Trust 2016-A

MAEB16C	SMB Private Education Loan Trust 2016-C

MAEB17B	SMB PRIVATE EDUCATION LOAN 2017-B

MAEB19A	SMB PRIVATE EDUCATION LOAN TRUST 2019-A

MAEB19B	SMB PRIVATE EDUCATION LOAN TRUST 2019-B

MAEN141	Navient Student Loan Trust 2014-1

MAEN144	Navient Student Loan Trust 2014-4

MAEN18D	Navient Student Loan Private Trust 2018-D

MAEN19C	NAVIENT PRIVATE EDUCATION REFI LOAN TRUST 2019-C

MAEN19D	NAVIENT PRIVATE EDUCATION LOAN TRUST 2019-D

MAEN19E	Navient Private Education Refi Loan Trust 2019-E

MAEN19F	NAVIENT PRIVATE EDUCATION REFI LOAN TRUST 2019-F

MAEN19PTA	NAVIENT PRIVATE ED LOAN TRUST 2019-PT-A

MCITICCIT200	Citibank Credit Card Issuance Trust

SLC061	SLC Student Loan Trust 2006-1

SLC062	SLC Student Loan Trust 2006-2

SLC071	SLC Student Loan Trust 2007-1

SLC072	SLC Student Loan Trust 2007-2

SLC081	SLC Student Loan Trust 2008-1

SLC082	SLC Student Loan Trust 2008-2

SLC091	SLC Student Loan Trust 2009-1

SLC092	SLC Student Loan Trust 2009-2

SLC093	SLC Student Loan Trust 2009-3

SLC101	SLC Student Loan Trust 2010-1

SYNMN19VF1	Synchrony Credit Card Master Note Trust Series Series 219-VFN1

SYNMN20VF1	Synchrony Credit Card Master Note Trust Series 2020-VFN1

SYNMNT151	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2015-1

SYNMNT171	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2017-1

SYNMNT172	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2017-2

SYNSFT15B	Synchrony Sales Finance Master Trust 2015-B

SYNSFT20A	SYNCHRONY SALES FINANCE MASTER TRUST 2020-A

TAOT16B	Toyota Auto Receivables 2016-B Owner Trust

VALET201	Volkswagen Auto Loan Enhanced Trust 2020-1

Asset-Backed Transactions and Securities Constituting the Platform—Document Custody Only Deals
Deal ID	Deal Name and Series

AH066C	Citi/ Wells Fargo American Home Mortgage Assets 2006-4

BC061C	Wells Fargo/ SABR 2006-NC2

BC062C	Wells Fargo/ SABR 2006-NC3

BC081C	BCAP 2008-IND1

BC083C	BCAP 2008-IND2

CA061C	Carrington 2006-NC1

CA062C	Wells Fargo/ Carrington Mortgage Loan Trust 2006-NC2

CA063C	Wells Fargo/ Carrington Mortgage Loan Trust 2006-NC3

CA064C	Wells Fargo/ Carrington Mortgage Loan Trust 2006-NC4

DB061C	ACE 2006-NC1

DB061Z	DBALT 2006-AR6 Wells Fargo/ Deutsche Bank custody

DB062C	ACE 2006 ASAP1 HSBC/WELLS FARGO/DB

DB062Z	DBALT 2006-OA1 Wells Fargo/ Deutsche Bank custody

DB063C	ACE 2006-SL1

DB064C	DBALT 2006-AB1/WELLS FARGO/DB

DB065C	DBALT 2006-AR1 HSBC/ Wells Fargo/Deutsche Bank

DB066C	DB ACE 2006-HE1

DB067C	Ace 2006-SD1 HSBC/ Wells Fargo/ Deutsche

DB068C	DB Ace Securities Series 2006-ASAP2

DB069C	DBALT Series 2006-AF1

DB06AC	DB Ace Series 2006-SL2

DB06CC	Ace 2006-HE2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06DC	Ace 2006-ASL1 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06EC	DBALT 2006-AB2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06FC	Ace 2006-ASAP3 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06HC	Ace 2006-HE3 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06JC	Ace 2006-SD2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06LC	DBALT 2006-AB3 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06MC	DB ALT 2006-AR2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06PC	ACE 2006-SL4 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06QC	ACE 2006-NC2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06SC	DBALT 2006-AB4 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06TC	Ace 2006-ASAP5 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06UC	DBALT 2006-AR4 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06WC	DBALT 2006-AR5 Wells Fargo/ Deutsche Bank custody

DB06XC	Ace 2006-NC3 Wells Fargo/ Deutsche Bank custody

DB06YC	Ace 2006-ASAP6 Wells Fargo/ Deutsche Bank custody

DB06ZC	Ace 2006-SD3 Wells Fargo/ Deutsche Bank custody

DB071C	DBALT 2007-AR1Wells Fargo/ Deutsche Bank custody

DB073C	Ace 2007-ASL1Wells Fargo/ Deutsche Bank custody

DB074C	DBALT 2007-AR2 Wells Fargo/ Deutsche Bank custody

DB075C	DBALT 2007-BAR1 Wells Fargo/ Deutsche Bank custody

DB077C	ACE 2007-SL1 Wells Fargo/ Deutsche Bank custody

DB078C	ACE 2007-HE2 Wells Fargo/ Deutsche Bank custody

DB07AC	ACE 2007-ASAP1 Wells Fargo/ Deutsche Bank custody

DB07CC	DBALT 2007-OA2 Wells Fargo/ Deutsche Bank custody

DB07DC	DBALT 2007-AB1 Wells Fargo/ Deutsche Bank custody

DB07EC	Ace 2007-HE4 Wells Fargo/ Deutsche Bank custody

DB07FC	DBALT 2007-AR3 Wells Fargo/ Deutsche Bank custody

DB07GC	ACE 2007-ASAP2 Wells Fargo/ Deutsche Bank custody

DB07HC	Wells Fargo/ Deutsche Alt-A Securities 2007-OA3

DB07JC	Ace 2007-HE5/ Wells Fargo

DB07LC	DBALT 2007-OA4/ Wells Fargo

DB07MC	DBALT 2007-1/ Wells Fargo

DB07NC	DBALT 2007-OA5/ Wells Fargo

DB07PC	Ace 2007-SL2/ Wells Fargo

DB07QC	DBALT 2007-2/ Wells Fargo

DB07TC	DBALT 2007-3/ Wells Fargo

FB061C	ABSC 2006-AG1

FB071C	CSMC 2007-5/Wells Fargo custody

FB072C	CSMC 2007-NC1 custody

FB073C	CSMC 2007-6 custody

FB075C	CSMC 2007-7 custody

GC069C	HarborView Mortgage Loan Trust 2006-10

GC07AC	HarborView Mortgage Loan Trust 2007-3

GS061C	US Bank/Wells Fargo GSR 2006-1F Custody

GS062C	WELLS FARGO/GSR 2006-AR1 CUSTODY

GS063C	JP Morgan/ US Bank GSAA 2006-1 Custody

GS066C	GSAA 2006-3

GS067C	GSR 2006-2F

GS068C	Wells Fargo/US BankGSR 2006-3F

GS069C	JP Morgan/ US Bank GSAA 2006-5

GS06AC	JP Morgan/ US Bank GSAA 2006-6 custody

GS06BC	Wells Fargo/ US Bank GSR 2006-AR2 custody

GS06CC	JP Morgan/ US Bank GSR 2006-4F custody

GS06DC	Wells Fargo/ US Bank GSAMP 2006-HE3 custody

GS06EC	JP Morgan/ US Bank GSAA 2006-9 custody

GS06FC	Wells Fargo/ US Bank GSR 2006-5F custody

GS06GC	Wells Fargo/ GSAMP 2006-HE4 custody

GS06HC	Wells Fargo/ GSR 2006-6F custody

GS06JC	Wells Fargo/ GSR 2006-7F custody

GS06KC	Wells Fargo/ GSAA 2006-12 custody

GS06LC	Wells Fargo/ GSAMP 2006-HE5 custody

GS06MC	Wells Fargo/ GSR 2006-8F custody

GS06OC	Wells Fargo/ GSAA 2006-14 custody

GS06PC	Goldman Sachs/ US Bank/NCAMLT 2006-ALT2

GS06QC	GSAMP 2006-HE7 Goldman Sachs/ LaSalle/ Wells Fargo

GS06RC	GSR 2006-9F Goldman Sachs/ US Bank/ Wells Fargo

GS06SC	GSAA 2006-19 Goldman Sachs/ US Bank/ Wells Fargo

GS06TC	GSR 2006-10F Goldman Sachs/ US Bank/ Wells Fargo

GS06UC	GSAA 2006-20 Goldman Sachs/ US Bank/ Wells Fargo

GS06VC	GSAMP 2006-HE8 Goldman Sachs/ LaSalle/ Wells Fargo

GS072C	GSAA 2007-1 Goldman Sachs/ US Bank/ Wells Fargo

GS073C	GSAMP 2007-H1 Goldman Sachs/ LaSalle/Wells Fargo custody

GS074C	GSR 2007-1F Goldman Sachs/ Wells Fargo custody

GS075C	GSAMP 2007-NC1 Goldman Sachs/ Wells Fargo custody

GS076C	GSAA 2007-3 Goldman Sachs/ Wells Fargo custody

GS077C	GSAMP 2007-HE1 Goldman Sachs/ Wells Fargo custody

GS078C	GSR 2007-2F Goldman Sachs/ Wells Fargo custody

GS07AC	GSAMP 2007-HE2 Goldman Sachs/ Wells Fargo custody

GS07BC	GSR 2007-3F Goldman Sachs/ Wells Fargo custody

GS07DC	GSAA 2007-7/ Wells Fargo

GS07EC	GSR 2007-4F/ Wells Fargo

GS07FC	GSAA 2007-8/ Wells Fargo

GS07GC	GSAA 2007-9/ Wells Fargo

GS07HC	GSAA 2007-10/ Wells Fargo

GS07KC	GSR 2007-5F/ Wells Fargo

LH061Z	SASCO 2006-BC2 custody only

LH062Z	LXS 2006-13 custody only

LH063C	Lehman SAIL 2006-1

LH063Z	SAIL 2006-BNC3 custody only

LH064C	Lehman LXS 2006-2N

LH064Z	LXS 2006-14N DB custody only

LH065C	Lehman SARM 2006-1

LH065Z	Lehman mortgage trust 2006-5 custody only

LH066Z	Greenpoint 2006-HE1 DB custody only

LH067C	Lehman SASCO 2006-BNC1

LH067Z	LXS 2006-15 DB custody only

LH068C	Lehman SARM 2006-2

LH068Z	LXS 2006-16H DB custody only

LH069C	Lehman SAIL 2006-2

LH069Z	SARM 2006-9 DB custody only

LH06AC	Lehman SARM 2006-3

LH06AZ	BNC 2006-1 DB custody only

LH06BC	Lehman LXS 2006-5

LH06BZ	LMT 2006-6 DB custody only

LH06CZ	SASCO 2006-BC3 DB custody only

LH06DC	SAIL 2006-BNC2

LH06DZ	LMT 2006-7 DB custody only

LH06EC	SASCO 2006-BC1

LH06FC	SASCO 2006-AM1

LH06FZ	LXS 2006-17 DB custody only

LH06GC	SARM 2006-4

LH06GZ	BNC 2006-10 DB custody only

LH06HC	LXS 2006-7

LH06IZ	SASCO 2006-BC4 DB custody only

LH06JZ	LXS 2006-19 custody only

LH06KC	SAIL 2006-3 custody only

LH06KZ	LXS 2006-18N

LH06LC	LXS 2006-8 custody only

LH06MC	SARM 2006-5 custody only

LH06MZ	SASCO 2006-BC5 custody only

LH06NC	SASCO 2006-NC1 custody only

LH06NZ	LMT 2006-8 custody only

LH06PC	SAIL 2006-4 custody only

LH06QC	SASCO 2006-ARS1 custody only

LH06QZ	SASCO 2006-BC6 custody only

LH06RC	LXS 2006-10N custody only

LH06RZ	LMT 2006-9 custody only

LH06SC	LXS 2006-9 custody only

LH06SZ	SARM 2006-12 custody only

LH06UC	SARM 2006-7 custody only

LH06UZ	LXS 2006-20 custody only

LH06WC	LMT 2006-4 custody only

LH06XC	LXS 2006-11 custody only

LH06YC	LXS 2006-12N custody only

LH06ZC	SARM 2006-8 custody only

LH071C	SASCO 2007-BC1 custody only

LH071Z	LXS 2007-18N custody only

LH072Z	SARM 2007-10 custody only

LH073C	LMT 2007-1 custody only

LH074C	LXS 2007-2N custody only

LH074Z	SASCO 2007-BNC1 custody only

LH075C	LXS 2007-1 custody only

LH075Z	LMT 2007-10 custody only

LH076C	LMT 2007-2 custody only

LH076Z	LXS 2007-20N custody only

LH077C	BNC 2007-1 custody only

LH077Z	SARM 2007-11 custody only

LH078C	LXS 2007-3 custody only

LH079C	LXS 2007-4 custody only

LH079Z	SASCO 2007-BC4 custody only

LH07AZ	BNC 2007-4 custody only

LH07BC	SARM 2007-3 custody only

LH07CC	LMT 2007-4

LH07DC	LXS 2007-5H custody only

LH07FC	BNC 2007-2 custody only

LH07GC	LXS 2007-6 custody only

LH07JC	LMT 2007-5 custody only

LH07KC	SASCO 2007-BC3 custody only

LH07LC	LXS 2007-9 custody only

LH07MC	LXS 2007-8h custody only

LH07NC	SASCO 2007-OS1 custody only

LH07RC	LXS 2007-12N custody only

LH07SC	LXS 2007-11 custody only

LH07TC	BNC 2007-3 custody only

LH07WC	LMT 2007-7 custody only

LH07XC	LXS 2007-15N custody only

LH07ZC	SARM 2007-8 custody only

MG071C	MHL 2007-1/Wells custody only

MG072C	MHL 2007-2/Wells custody only

ML061C	MLMI 2006-AR1

ML072C	MANA 2007-A3/Wells Fargo custody only

ML073C	MANA 2007-AF1/Wells Fargo custody only

MS064C	MSM 2006-11custody only

SG071C	SG Mortgage Securities Trust 2007-NC1

SU071C	STICS 2007-1/Wells Fargo custody only

UB061C	UBS MASTR 2006-AM1

UB062C	UBS MASTR 2006-NC1

UB063C	Wells Fargo/ UBS MASTR 2006 HE-2

UB064C	MABS 2006-AM2 custody only

UB065C	Wells Fargo/ UBS MASTR 2006-NC2

UB066C	Wells Fargo/ US Bank UBS MASTR 2006-AM3 custody only

UB067C	Wells Fargo/ UBS MASTR 2006-NC3

UB068C	Wells Fargo/ UBS MASTR 2006-HE5

WA071C	WaMu 2007-HE2/ Citi custody

WA072C	WaMu 2007-HE3/ Citi custody

WA073C	WaMu 2007-HE4/ Citi custody